EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
(the “Funds”)
Supplement to Summary Prospectuses and Prospectus dated March 1, 2026 as may be supplemented and/or revised from time to time

1.	The following replaces the third paragraph under “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Floating-Rate Advantage Fund”:

The Fund may invest up to 35% of its net assets in foreign Senior Loans. Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars. The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps (including credit default swap indices), and forward foreign currency exchange contracts and other currency hedging strategies) to seek return, to hedge against credit risk or fluctuations in securities prices, interest rates, credit spreads, or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies, or other investments. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

2.	The following replaces the third paragraph under “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Floating-Rate Fund”:

The Fund may invest up to 25% of its total assets in foreign Senior Loans. Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars. The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps (including credit default swap indices), and forward foreign currency exchange contracts and other currency hedging strategies) to seek return, to hedge against credit risk or fluctuations in securities prices, interest rates, credit spreads, or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies, or other investments. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

3.	The following replaces the third paragraph under “Principal Investment Strategies” in “Fund Summaries – Eaton Vance Floating-Rate & High Income Fund”:

The Fund may invest up to 25% of its total assets in foreign Senior Loans, which must be denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars, or Australian dollars, and foreign and emerging market securities, which are predominately U.S. dollar denominated. The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps (including credit default swap indices), credit linked notes, forward foreign currency exchange contracts and other currency hedging strategies) to seek return, to hedge against credit risk or fluctuations in securities prices, interest rates, credit spreads, or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies, or other investments. The Fund may enter into interest rate swaps for risk management purposes only. Except as required by applicable regulation, there is no stated limit on the Fund’s use of derivatives for such purposes.

4.	The following replaces the first paragraph under “Derivatives.” in “Investment Objectives & Principal Policies and Risks”:

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument. Derivative instruments may be acquired in the United States or abroad consistent with the Fund’s investment strategy and may include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks. Fund obligations created pursuant to derivative instruments may give rise to leverage, which may subject the Fund to heightened risk of loss. The Fund may invest in a derivative transaction if it is permitted to own, invest in, or otherwise have economic exposure to the reference instrument. Depending on the type of derivative instrument and the Fund’s investment strategy, a reference instrument could be a security, instrument, index, currency, commodity, economic indicator or event (“reference instruments”). Each Fund may engage in derivative transactions to seek return, to hedge against credit risk, fluctuations in securities prices, interest rates, credit spreads, or currency exchange rates, and/or as a substitute for the purchase or sale of securities, currencies, or other investments.

5.	The following is added as the fourth paragraph under “Credit Default Swaps.” in “Investment Objectives & Principal Policies and Risks”:

The Fund may invest in credit default swap indices (“CDX”) (swaps based on a portfolio of credit default swaps, often with similar characteristics). CDX provide exposure to a basket of underlying credit default swap agreements in lieu of buying or selling credit default swaps on individual debt instruments. CDX have risks similar to other credit default swap agreements, including counterparty risk (the risk that the Fund’s counterparty will default on its obligations), credit risk with respect to the issuers of the underlying reference obligations in the index, increased volatility, liquidity risk, clearing risk, and operational risk. The use of CDX may expose a Fund to losses as a result of changes in credit spreads or credit events, imperfect correlation, leverage, and margin and collateral requirements. These risks may be greater when CDX are used to seek return or as investment exposure rather than as a hedge.

August 10, 2026	48694-00 8.10.26